UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

Copper Mountain Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25865	33-0702004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10145 Pacific Heights Boulevard Suite 530 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 410-7100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 18, 2005, Copper Mountain Networks, Inc., a Delaware corporation (“Copper Mountain” or the “Company”) received a notice from the staff of the Nasdaq Stock Market (the “Nasdaq Staff”) indicating that Copper Mountain does not comply with the minimum $10,000,000 stockholders’ equity requirement for continued listing on the Nasdaq National Market (“NNM”) set forth in Marketplace Rule 4450(a)(3). Receipt of this notice does not result in immediate delisting of the Company’s shares of common stock; however, Copper Mountain must provide, on or before June 2, 2005, (a) a letter voluntarily terminating the listing of Copper Mountain’s common stock on the NNM if the Company’s stockholders approve the Merger Agreement (see “Merger Agreement” below), or (b) a plan to achieve and sustain compliance with all NNM listing requirements if the Company’s stockholders do not approve the Merger Agreement.

Item 8.01. Other Events.

On February 11, 2005, Copper Mountain entered into a definitive Agreement and Plan of Merger and Reorganization, dated as of February 11, 2005, by and among Tut Systems, Inc., a Delaware corporation (“Tut Systems”), Wolf Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Tut Systems and Copper Mountain (the “Merger Agreement”), as more fully described in the filing made with the Securities and Exchange Commission (“SEC”) on Form 8-K on February 14, 2005.

On April 26, 2005, Copper Mountain filed a Proxy Statement/Prospectus with the SEC containing information about the merger. Tut Systems has also filed a Registration Statement on Form S-4 in connection with the merger. Investors and security holders are urged to read carefully the Proxy Statement/Prospectus and the Registration Statement. The Proxy Statement/Prospectus and the Registration Statement contain important information about Tut Systems, Copper Mountain, the merger and related matters. Investors and security holders can obtain free copies of the Proxy Statement/Prospectus and the Registration Statement through the web site maintained by the SEC at http//www.sec.gov. In addition, documents filed by Tut Systems with the SEC can be obtained, without charge, by directing a request to Tut Systems, Inc., Jeff Schline, 6000 SW Meadows Road, Lake Oswego, Oregon, 97035, 917-217-0364, and documents filed with the SEC by Copper Mountain will be available free of charge by contacting Copper Mountain Networks, Inc., Attn. Greg Peck, Vice President, Finance, 10145 Pacific Heights Blvd., Suite 530, San Diego, California, 92121, 858-410-7110.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPPER MOUNTAIN NETWORKS, INC.

By:	/s/ Michael O. Staiger
Michael O. Staiger
Executive Vice President, Chief Financial
Officer and Secretary

Date: May 20, 2005